Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PSP Industries, Inc. (the “Registrant”) on Form 10-K for the period ending June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Tom A. Barlow, President and Eslie O. Barlow, Secretary, Treasurer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	October 08, 2009	By:	/s/Tom A. Barlow
Tom A. Barlow
President and Director

Date:	October08, 2009	By:	/s/Eslie O. Barlow
Eslie O. Barlow
Secretary, Treasurer and Director